SSGA ACTIVE TRUST

SPDR® SSGA Income Allocation ETF

SPDR SSGA Global Allocation ETF

(each a “Fund”, collectively the “Funds”)

Supplement dated February 1, 2019 to the Summary Prospectuses, Prospectus and

Statement of Additional Information (“SAI”) each dated October 31, 2018,

each as may be supplemented from time to time

Effective immediately, Timothy Furbush no longer serves as a Portfolio Manager of either Fund. Accordingly, effective immediately, all references to Timothy Furbush in each Fund’s Summary Prospectus, Prospectus and SAI are deleted in their entirety.

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SSGA Active Trust

SPDR SSGA Ultra Short Term Bond ETF

(the “Fund”)

Supplement dated February 1, 2019 to the Prospectus dated October 31, 2018,

as may be supplemented from time to time

Effective immediately, Thomas Connelley and Karyn Corridan no longer serve as portfolio managers of the Fund and have been replaced by James Palmieri. Accordingly, all references to Thomas Connelley and Karyn Corridan with respect to the Fund are deleted and the Prospectus is revised as follows:

1)	The “PORTFOLIO MANAGERS” section beginning on page 28 is replaced with the following:

The professional primarily responsible for the day-to-day management of the Fund is James Palmieri.

James Palmieri, CFA, is a Managing Director of the Adviser and Head of Structure Credit for the Fundamental Active Fixed Income Team. He joined the Adviser in 2016 as part of the State Street Global Advisors acquisition of GE Asset Management.

2)	In the “PORTFOLIO MANAGERS” section, the disclosure with respect to the Fund on page 80 is replaced with the following:

SPDR SSGA Ultra Short Term Bond ETF

The professional primarily responsible for the day-to-day management of the Fund is James Palmieri.

James Palmieri, CFA, is a Managing Director of SSGA and the Adviser, a Senior Portfolio Manager, and Head of Structured Credit for the Fundamental Active Fixed Income Team. In his role, he is the lead portfolio manager and trader for the Structured Products Group servicing all total rate of return and insurance accounts managed in Stamford, CT. In addition to his portfolio management responsibilities, Mr. Palmieri is a member of the Fixed Income Currency and Cash Senior Leadership Team, and the Fundamental Active Core and Core Plus Fixed Income Team. He joined SSGA in 2016 as part of the SSGA acquisition of GE Asset Management. Prior to joining SSGA, Mr. Palmieri worked at GE Asset Management for eleven years as a senior portfolio manager and trader for all fixed income total rate of return and insurance accounts for GE. Prior to joining GE Asset Management, he worked at Constitution State Corporate Credit Union for one year as an investment director and CIGNA Investment Management for five years as a fixed income portfolio manager. He received his Bachelor of Science from Central Connecticut State University, is a Chartered Financial Analyst (CFA) charter holder, and has twenty years of investment experience.

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SSGA Active Trust

SPDR SSGA Ultra Short Term Bond ETF

(the “Fund”)

Supplement dated February 1, 2019 to the Statement of Additional Information (“SAI”) dated

October 31, 2018, as may be supplemented from time to time

Effective immediately, Thomas Connelley and Karyn Corridan no longer serve as portfolio managers of the Fund and have been replaced by James Palmieri. Accordingly, the SAI is revised as follows:

1)	The references to Thomas Connelley and Karyn Corridan in the “PORTFOLIO MANAGERS” table on page 48 with respect to the Fund are replaced with James Palmieri.

2)	The “Other Accounts Managed” table beginning on page 48 is revised to delete the references to Thomas Connelley and Karyn Corridan.

3)	The following is added to the “Other Accounts Managed” table beginning on page 48:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts	Assets Managed (billions)	Total Assets Managed (billions)
James Palmieri†	5*	$3.84	2*	$0.12	76**	$45.60	$49.56

*	There are no performance-based fees associated with these accounts.
**	Includes 2 accounts (totaling $893.08 million in assets under management) with performance-based fees.
†	Data provided for James Palmieri is as of December 31, 2018.

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